UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-3087
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2024

Date of reporting period:  March 31, 2024

Item 1. Reports to Stockholders.

(a)

Pemberwick Fund

Annual Report
March 31, 2024

Pemberwick Fund

Table of Contents

Letter to Shareholders/Commentary	3
Sector Allocation of Portfolio Assets	6
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to the Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Expense Example	32
Statement Regarding Liquidity Risk Management Program	34
Notice to Shareholders	35
Trustees and Officers	36
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	39
Privacy Notice	43

Pemberwick Fund

We present the Pemberwick Fund annual report covering the year from April 1, 2023 through March 31, 2024. Portfolio performance information, market commentary and our outlook for the period ended March 31, 2024 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:
For the year ended March 31, 2024, Pemberwick Fund (“Pemberwick”) generated a total investment return of 5.97% net of expenses. The Portfolio’s primary benchmark, the Bloomberg 1-3 Year US Government/Credit Index returned 3.49% during the same period (the benchmark index does not include expenses). Pemberwick outperformed the benchmark by 2.48% during the period from April 1, 2023 to March 31, 2024. The fund outperformed the benchmark every month of the year with larger spikes happening in July 2023 (3.88%), June 2023 (3.47%), August 2023 (2.98%), May 2023 (2.93%), March 2024 (2.48%), and September 2023 (2.3%). During the quarter ended March 31, 2024, we saw little change in the spreads of floating rate bonds as the Fed stopped increasing interest rates after July 2023. Higher interest rates are advantageous for Pemberwick Fund’s earnings, and the rate staying at a higher level has kept the Fund’s NAV consistent. Since its inception on February 1, 2010, Pemberwick has generated an annual return net of expenses of 1.64% vs. Pemberwick’s benchmark return of 1.32% for the same period (the benchmark index does not include expenses). Pemberwick’s annual return for the 5-year period from April 1, 2019 to March 31, 2024 was 2.27% net of expenses, vs. Pemberwick’s benchmark annual return of 1.36% (the benchmark index does not include expenses).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will change so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491. The gross expense ratio of the Fund was 0.44% as of the 7/31/23 prospectus. Pemberwick Fund’s advisor has voluntarily undertaken to limit Fund expenses. Such expense limitations may fluctuate and are voluntary and temporary and may be terminated by Pemberwick Fund’s advisor at any time without notice. Pemberwick Fund’s advisor currently voluntarily waives 0.10% of its 0.25% management fee, resulting in a net expense ratio of 0.33% as of March 31, 2023 as mentioned on page 28 of the July 31, 2023 prospectus.

During the year ended March 31, 2024, Pemberwick primarily continued its strategy of building a portfolio of investment grade floating rate bonds with laddered maturities during the period from April 1, 2023 through March 31, 2024. As Pemberwick has relatively predictable amounts of monthly redemptions, Pemberwick should seldom need to sell bonds to cover redemptions thus greatly minimizing shareholder’s losses during times of economic distress. Our intention is to work to increase Pemberwick Fund’s net assets back to $300 million as the Richman organization moves substantially all available cash into Pemberwick Fund. We will continue to closely monitor the market and look to keep gradually adding investment grade floating rate bonds to the portfolio as we have maturities and as more bonds become available.

PORTFOLIO POSITIONING:
As of March 31, 2024, Pemberwick Fund continues to be invested primarily in investment grade floating rate bonds issued by financial institutions with assets greater than $250 billion (62% of Pemberwick’s net assets), securities issued by the US Treasury and Agencies (12% of Pemberwick’s net assets), a small percentage of fixed rate investment grade corporate bonds (10% of Pemberwick’s net assets), and cash (16% of Pemberwick’s net assets). Pemberwick’s net assets decreased by

Pemberwick Fund

$45.0 million, or approximately -15.8% during the year ended March 31, 2024; decreasing from approximately $284.7 million as of March 31, 2023 to approximately $239.7 million as of March 31, 2024. This decrease is due to redemptions by Richman affiliated shareholders in their ordinary course of business. Current net assets are $245 million as of April 23, 2024.

This letter is intended to assist shareholders in understanding how Pemberwick performed during the year ended March 31, 2024 and includes the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of Pemberwick or the markets. Portfolio composition is subject to change. The current and future portfolio holdings of Pemberwick are subject to investment risk.

Mutual fund investing involves risk. Principal loss is possible. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Bloomberg 1-3 Year US Government/Credit Total Return Index Value Unhedged – The Bloomberg 1-3 Year US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest in an index.

The Secured Overnight Financing Rate (SOFR) – United States – Broad General Collateral Rate – The rate is published each business day at 8AM EST by the New York Fed. The SOFR is calculated as a volume-weighted median of transaction-level tri-party repo data collected from the Bank of New York Mellon as well as GCF Repo transaction data and data on bilateral Treasury repo transactions cleared through FICC’s DVP service, which are obtained from the U.S. Department of the Treasury’s Office of Financial Research (OFR).

Duration (Workout Date in Years) – The number of years from today to the workout of the instrument. The workout of the instrument is the call date (if applicable) or the maturity date. For mortgage-backed instruments the weighted average life is used instead of the maturity.

Investment grade – issuer credit ratings are those that are above BBB- or Baa for S&P or Moody’s respectively.

The Pemberwick Fund is distributed by Vigilant Distributors, LLC.

Pemberwick Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Pemberwick Fund and
Bloomberg 1-3 Year US Government/Credit Index

				Since
Average Annual Total Return				Inception
Periods Ended March 31, 2024:	1 Year	5 Year	10 Year	(2/1/2010)

Pemberwick Fund (No Load)	5.97%	2.27%	1.73%	1.64%
Bloomberg 1-3 Year
US Government/Credit Index	3.49%	1.36%	1.29%	1.32%

Total Annual Fund Operating Expenses as of 7/31/2023 Prospectus: 0.44%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on February 1, 2010, the Fund’s inception date.  Returns reflect the reinvestment of income and capital gain distributions. The performance data shown reflects a voluntary waiver made by the Adviser.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg 1-3 Year US Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment.  One cannot invest directly in an index.

Pemberwick Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2024 (Unaudited)

Percentages represent market value as a percentage of net assets.

Pemberwick Fund

SCHEDULE OF INVESTMENTS
at March 31, 2024

CORPORATE BONDS AND NOTES – 70.6%	Par	Value

COMMUNICATIONS – 0.4%
Comcast Corp.
3.38%, 08/15/2025	$100,000	$97,762
3.95%, 10/15/2025	125,000	122,953
TWDC Enterprises 18 Corp.
3.15%, 09/17/2025	300,000	291,860
Walt Disney Co.
3.70%, 10/15/2025	250,000	244,995
1.75%, 01/13/2026	300,000	283,721
		1,041,291

CONSUMER, CYCLICAL – 0.7%
PACCAR Financial Corp.
2.15%, 08/15/2024	300,000	296,367
Target Corp.
3.50%, 07/01/2024	250,000	248,836
2.25%, 04/15/2025	250,000	242,889
Toyota Motor Credit Corp.
2.90%, 04/17/2024	250,000	249,699
3.65%, 08/18/2025	300,000	294,441
0.80%, 10/16/2025	300,000	281,262
		1,613,494

CONSUMER, NON-CYCLICAL – 1.5%
Bristol-Myers Squibb Co.
0.75%, 11/13/2025	300,000	280,443
3.20%, 06/15/2026	300,000	289,307
Brown-Forman Corp.
3.50%, 04/15/2025	300,000	294,471
Gilead Sciences, Inc.
3.50%, 02/01/2025	300,000	295,316
Novartis Capital Corp.
3.40%, 05/06/2024	500,000	498,931
PepsiCo, Inc.
2.75%, 04/30/2025	300,000	292,604
Philip Morris International, Inc.
1.50%, 05/01/2025	300,000	288,280
Thermo Fisher Scientific, Inc.
1.22%, 10/18/2024	300,000	293,122

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

CONSUMER, NON-CYCLICAL – 1.5% (Continued)
UnitedHealth Group, Inc.
5.15%, 10/15/2025	$300,000	$300,455
3.70%, 12/15/2025	400,000	391,634
3.10%, 03/15/2026	350,000	338,482
		3,563,045

ENERGY – 0.7%
BP Capital Markets America, Inc.
3.80%, 09/21/2025	250,000	245,809
3.12%, 05/04/2026	300,000	289,073
Chevron Corp.
1.55%, 05/11/2025	300,000	288,594
Columbia Pipeline Group, Inc.
4.50%, 06/01/2025	300,000	295,860
Exxon Mobil Corp.
2.99%, 03/19/2025	300,000	294,021
Phillips 66
3.85%, 04/09/2025	300,000	295,520
		1,708,877

FINANCIALS – 63.5%
Aflac, Inc.
1.13%, 03/15/2026	300,000	278,072
American Express Co.
6.06% (SOFR + 0.72%), 05/03/2024 (a)	3,285,000	3,286,253
Ameriprise Financial, Inc.
3.00%, 04/02/2025	300,000	293,151
AvalonBay Communities, Inc.
3.50%, 11/15/2024	300,000	296,317
3.50%, 11/15/2025	300,000	292,456
Banco Santander SA
6.58% (SOFR + 1.24%), 05/24/2024 (a)	6,000,000	6,008,553
Bank of America Corp.
5.76% (SOFR + 0.41%), 06/14/2024 (a)	3,000,000	3,000,524
6.04% (SOFR + 0.69%), 04/22/2025 (a)	645,000	645,246
6.45% (SOFR + 1.10%), 04/25/2025 (a)	2,623,000	2,625,081
6.30% (SOFR + 1.03%), 02/05/2026 (a)	2,500,000	2,510,158
6.68% (SOFR + 1.33%), 04/02/2026 (a)	2,900,000	2,922,689

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

FINANCIALS – 63.5% (Continued)
Bank of Montreal
6.06% (SOFR + 0.71%), 12/12/2024 (a)	$4,000,000	$4,011,922
5.81% (SOFR + 0.47%), 01/10/2025 (a)	1,971,000	1,973,541
6.41% (SOFR + 1.06%), 06/07/2025 (a)	2,000,000	2,016,570
Bank of New York Mellon Corp.
5.55% (SOFR + 0.20%), 10/25/2024 (a)	3,735,000	3,733,977
5.97% (SOFR + 0.62%), 04/25/2025 (a)	4,452,000	4,468,126
Bank of Nova Scotia
5.79% (SOFR + 0.45%), 04/15/2024 (a)	5,920,000	5,920,685
5.81% (SOFR + 0.46%), 01/10/2025 (a)	1,850,000	1,852,322
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	300,000	290,590
Canadian Imperial Bank of Commerce
5.77% (SOFR + 0.42%), 10/18/2024 (a)	6,010,000	6,015,324
6.29% (SOFR + 0.94%), 04/07/2025 (a)	3,834,000	3,856,273
Capital One Financial Corp.
6.69% (SOFR + 1.35%), 05/09/2025 (a)	1,000,000	1,000,603
Citigroup, Inc.
6.72% (SOFR + 1.37%), 05/24/2025 (a)	2,220,000	2,222,142
6.04% (SOFR + 0.69%), 01/25/2026 (a)	2,585,000	2,588,448
6.87% (SOFR + 1.53%), 03/17/2026 (a)	9,300,000	9,386,050
ERP Operating LP
3.38%, 06/01/2025	300,000	293,083
Goldman Sachs Group, Inc.
5.84% (SOFR + 0.49%), 10/21/2024 (a)	6,050,000	6,051,515
5.85% (SOFR + 0.51%), 09/10/2024 (a)	2,500,000	2,501,636
5.85% (SOFR + 0.50%), 09/10/2024 (a)	1,200,000	1,200,652
6.14% (SOFR + 0.79%), 12/09/2026 (a)	2,000,000	2,004,592
HSBC Holdings PLC
6.78% (SOFR + 1.43%), 03/10/2026 (a)	4,000,000	4,024,442
Loews Corp.
3.75%, 04/01/2026	400,000	390,076
Marsh & McLennan Cos., Inc.
3.50%, 03/10/2025	300,000	294,890
3.75%, 03/14/2026	300,000	293,502
MetLife, Inc.
3.00%, 03/01/2025	100,000	97,914
3.60%, 11/13/2025	125,000	122,027

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

FINANCIALS – 63.5% (Continued)
Mid-America Apartments LP
3.75%, 06/15/2024	$300,000	$298,648
4.00%, 11/15/2025	300,000	294,115
Mitsubishi UFJ Financial Group, Inc.
7.00% (SOFR + 1.65%), 07/18/2025 (a)	5,240,000	5,260,993
6.73% (SOFR + 1.39%), 09/12/2025 (a)	3,820,000	3,837,567
Mizuho Financial Group, Inc.
6.30% (SOFR + 0.96%), 05/22/2026 (a)	4,500,000	4,517,780
Morgan Stanley
5.85% (SOFR + 0.51%), 01/22/2025 (a)	3,000,000	3,002,175
6.51% (SOFR + 1.17%), 04/17/2025 (a)	3,261,000	3,262,895
6.29% (SOFR + 0.95%), 02/18/2026 (a)	1,100,000	1,105,740
Morgan Stanley Bank NA
6.13% (SOFR + 0.78%), 07/16/2025 (a)	4,565,000	4,588,681
Principal Financial Group, Inc.
3.40%, 05/15/2025	300,000	293,349
Prologis LP
3.25%, 06/30/2026	300,000	288,763
2.13%, 04/15/2027	300,000	276,463
Prudential Financial, Inc.
1.50%, 03/10/2026	400,000	374,510
Public Storage Operating Co.
0.88%, 02/15/2026	300,000	277,415
Realty Income Corp.
3.88%, 07/15/2024	296,000	294,404
3.88%, 04/15/2025	150,000	147,739
0.75%, 03/15/2026	400,000	366,855
4.13%, 10/15/2026	300,000	293,115
Royal Bank of Canada
5.71% (SOFR + 0.36%), 07/29/2024 (a)	3,200,000	3,200,792
5.69% (SOFR + 0.34%), 10/07/2024 (a)	7,461,000	7,464,894
5.79% (SOFR + 0.44%), 01/21/2025 (a)	1,000,000	1,001,002
6.19% (SOFR + 0.84%), 04/14/2025 (a)	1,000,000	1,004,906
Simon Property Group LP
2.00%, 09/13/2024	350,000	344,515
3.38%, 10/01/2024	250,000	247,252
3.50%, 09/01/2025	100,000	97,681
3.30%, 01/15/2026	400,000	386,823

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

FINANCIALS – 63.5% (Continued)
Societe Generale SA
6.40% (SOFR + 1.05%), 01/21/2026 (a)(b)	$2,000,000	$2,002,911
Truist Financial Corp.
5.75% (SOFR + 0.40%), 06/09/2025 (a)	7,000,000	6,983,937
Wells Fargo & Co.
6.67% (SOFR + 1.32%), 04/25/2026 (a)	3,000,000	3,025,468
Wells Fargo Bank NA
6.14% (SOFR + 0.80%), 08/01/2025 (a)	4,000,000	4,019,300
6.05% (SOFR + 0.71%), 01/15/2026 (a)	4,900,000	4,921,489
		152,251,579

INDUSTRIALS – 1.1%
Boeing Co.
2.85%, 10/30/2024	100,000	98,207
2.50%, 03/01/2025	100,000	97,090
Burlington Northern Santa Fe LLC
3.00%, 04/01/2025	100,000	97,911
7.00%, 12/15/2025	215,000	221,845
Caterpillar, Inc.
3.40%, 05/15/2024	360,000	359,109
2.15%, 11/08/2024	300,000	294,317
0.80%, 11/13/2025	300,000	280,844
John Deere Capital Corp.
2.65%, 06/24/2024	250,000	248,403
4.05%, 09/08/2025	300,000	295,905
0.70%, 01/15/2026	300,000	278,686
5.05%, 03/03/2026	300,000	300,953
		2,573,270

TECHNOLOGY – 0.7%
Apple, Inc.
3.20%, 05/13/2025	150,000	146,998
International Business Machines Corp.
3.00%, 05/15/2024	250,000	249,145
7.00%, 10/30/2025	150,000	154,655
Intuit, Inc.
0.95%, 07/15/2025	300,000	284,336

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

TECHNOLOGY – 0.7% (Continued)
Lam Research Corp.
3.75%, 03/15/2026	$300,000	$293,164
Xilinx, Inc.
2.95%, 06/01/2024	545,000	542,924
		1,671,222

UTILITIES – 2.0%
Arizona Public Service Co.
3.35%, 06/15/2024	350,000	348,162
3.15%, 05/15/2025	300,000	292,291
Berkshire Hathaway Energy Co.
3.50%, 02/01/2025	200,000	196,954
Commonwealth Edison Co.
3.10%, 11/01/2024	300,000	295,743
Duke Energy Progress LLC
3.25%, 08/15/2025	100,000	97,574
Entergy Arkansas LLC
3.70%, 06/01/2024	300,000	298,900
Entergy Louisiana LLC
5.40%, 11/01/2024	100,000	99,867
Georgia Power Co.
3.25%, 04/01/2026	300,000	289,128
Louisville Gas and Electric Co.
3.30%, 10/01/2025	150,000	145,830
National Rural Utilities Cooperative Finance Corp.
1.88%, 02/07/2025	300,000	291,361
4.45%, 03/13/2026	300,000	296,885
PacifiCorp
3.60%, 04/01/2024	210,000	210,000
PECO Energy Co.
3.15%, 10/15/2025	428,000	416,782
Public Service Electric and Gas Co.
3.00%, 05/15/2025	175,000	170,875
0.95%, 03/15/2026	300,000	278,170
Southern California Edison Co.
1.10%, 04/01/2024	500,000	500,000
Virginia Electric and Power Co.
3.15%, 01/15/2026	300,000	289,853

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

UTILITIES – 2.0% (Continued)
Wisconsin Electric Power Co.
2.05%, 12/15/2024	$350,000	$341,998
		4,860,373
TOTAL CORPORATE BONDS AND NOTES
(Cost $169,140,308)		169,283,151

U.S. TREASURY OBLIGATIONS – 8.0%
United States Treasury Note/Bond
2.00%, 04/30/2024	1,620,000	1,615,635
2.50%, 05/15/2024	1,300,000	1,295,497
0.38%, 07/15/2024	500,000	492,932
1.25%, 08/31/2024	570,000	560,576
0.38%, 09/15/2024	600,000	586,970
1.50%, 10/31/2024	300,000	293,586
1.50%, 11/30/2024	200,000	195,168
1.75%, 12/31/2024	400,000	390,045
2.25%, 12/31/2024	500,000	489,461
1.38%, 01/31/2025	575,000	557,593
2.00%, 02/15/2025	500,000	486,730
0.50%, 03/31/2025	600,000	573,845
0.38%, 04/30/2025	400,000	380,781
2.13%, 05/15/2025	800,000	775,438
0.25%, 05/31/2025	600,000	568,348
0.25%, 06/30/2025	1,000,000	944,219
2.75%, 06/30/2025	500,000	487,148
2.88%, 07/31/2025	500,000	487,227
2.00%, 08/15/2025	800,000	770,125
2.75%, 08/31/2025	500,000	485,771
2.25%, 11/15/2025	820,000	787,809
4.50%, 11/15/2025	400,000	398,266
0.38%, 01/31/2026	1,700,000	1,572,035
2.63%, 01/31/2026	200,000	192,828
6.00%, 02/15/2026	1,900,000	1,949,356
0.75%, 04/30/2026	1,000,000	923,984
0.75%, 05/31/2026	1,000,000	921,445
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,629,795)		19,182,818

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

COLLATERALIZED
MORTGAGE OBLIGATIONS – 1.3%	Par	Value

Federal Home Loan Mortgage Corporation REMICS
Series 2091, Class PG, 6.00%, 11/15/2028	$90,145	$90,369
Series 2097, Class PZ, 6.00%, 11/15/2028	58,049	58,095
Series 2526, Class FI, 6.43%
(30 day avg SOFR US + 1.11%), 02/15/2032 (a)	16,454	16,575
Series 2682, Class LD, 4.50%, 10/15/2033	19,238	18,951
Series 2759, Class TC, 4.50%, 03/15/2034	98,017	95,429
Series 2933, Class HD, 5.50%, 02/15/2035	2,172	2,186
Series 2989, Class TG, 5.00%, 06/15/2025	815	810
Series 3002, Class YD, 4.50%, 07/15/2025	5,996	5,940
Series 3775, Class EM, 3.50%, 11/15/2025	4,433	4,351
Series 3786, Class NA, 4.50%, 07/15/2040	9,456	9,311
Series 3970, Class HB, 3.00%, 12/15/2026	64,824	63,042
Series 4002, Class LB, 2.00%, 09/15/2041	46,405	42,905
Series 4020, Class PA, 2.75%, 03/15/2027	8,817	8,583
Series 4045, Class HC, 2.00%, 07/15/2041	988	977
Series 4171, Class NG, 2.00%, 06/15/2042	69,117	61,552
Series 4203, Class DM, 3.00%, 04/15/2033	37,478	35,990
Series 4266, Class BG, 2.50%, 04/15/2026	12,225	11,856
Series 4309, Class JD, 2.00%, 10/15/2043	11,054	9,979
Series 4311, Class TD, 2.50%, 02/15/2029	44,588	43,020
Series 4363, Class EJ, 4.00%, 05/15/2033	68,329	66,959
Series 4417, Class EG, 2.50%, 01/15/2040	42,461	41,909
Series 4453, Class DA, 3.50%, 11/15/2033	30,341	29,752
Series 4472, Class MA, 3.00%, 05/15/2045	264,919	242,992
Series 4716, Class PA, 3.00%, 07/15/2044	63,421	61,005
Series 4949, Class PM, 2.50%, 02/25/2050	150,491	124,495
Federal National Mortgage Association REMICS
Series 2002-56, Class PE, 6.00%, 09/25/2032	46,523	47,482
Series 2003-127, Class EG, 6.00%, 12/25/2033	58,519	59,777
Series 2005-40, Class YG, 5.00%, 05/25/2025	1,092	1,083
Series 2005-48, Class AU, 5.50%, 06/25/2035	24,153	24,289
Series 2005-64, Class PL, 5.50%, 07/25/2035	6,016	6,057
Series 2005-68, Class PG, 5.50%, 08/25/2035	6,241	6,290
Series 2005-83, Class LA, 5.50%, 10/25/2035	2,878	2,895
Series 2007-27, Class MQ, 5.50%, 04/25/2027	1,002	996
Series 2010-123, Class BP, 4.50%, 11/25/2040	56,545	55,483
Series 2011-110, Class CY, 3.50%, 11/25/2026	74,251	72,522

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

Federal National Mortgage Association REMICS (Continued)
Series 2011-146, Class LX, 3.50%, 10/25/2040	$92,627	$89,722
Series 2011-9, Class LH, 3.50%, 01/25/2039	7,305	7,259
Series 2012-101, Class AB, 1.50%, 06/25/2027	12,815	12,488
Series 2012-102, Class HA, 2.00%, 02/25/2042	45,300	41,740
Series 2012-134, Class VP, 3.00%, 10/25/2042	47,006	45,891
Series 2012-139, Class JA, 3.50%, 12/25/2042	158,406	147,077
Series 2012-148, Class BQ, 1.25%, 01/25/2028	36,731	34,926
Series 2012-31, Class NP, 2.00%, 04/25/2041	227	226
Series 2012-38, Class PA, 2.00%, 09/25/2041	19,276	17,718
Series 2012-66, Class HE, 1.50%, 06/25/2027	6,603	6,348
Series 2012-90, Class DA, 1.50%, 03/25/2042	23,335	20,758
Series 2013-124, Class BD, 2.50%, 12/25/2028	10,303	10,052
Series 2013-14, Class QD, 1.50%, 03/25/2043	25,748	21,252
Series 2013-18, Class PA, 2.00%, 11/25/2041	63,343	59,068
Series 2013-6, Class LD, 2.00%, 02/25/2043	32,397	27,687
Series 2013-72, Class HG, 3.00%, 04/25/2033	90,456	86,165
Series 2014-19, Class HA, 2.00%, 06/25/2040	18,161	17,132
Series 2014-8, Class DA, 4.00%, 03/25/2029	13,369	13,135
Series 2016-105, Class PA, 3.50%, 04/25/2045	148,555	142,688
Series 2016-60, Class Q, 1.75%, 09/25/2046	63,304	55,851
Series 2016-8, Class PC, 2.50%, 10/25/2044	158,615	147,531
Series 2017-77, Class BA, 2.00%, 10/25/2047	54,087	47,858
Series 2019-33, Class N, 3.00%, 03/25/2048	336,916	309,456
Government National Mortgage Association REMICS
Series 2007-11, Class PE, 5.50%, 03/20/2037	21,704	21,798
Series 2009-10, Class DE, 5.00%, 04/16/2038	34,099	33,958
Series 2010-112, Class NG, 2.25%, 09/16/2040	58,238	52,532
Series 2012-106, Class MA, 2.00%, 11/20/2041	68,166	61,810
Series 2012-48, Class MA, 2.50%, 04/16/2042	42,770	38,165
Series 2013-56, Class AP, 2.00%, 11/16/2041	59,298	52,642
Series 2013-64, Class LP, 1.50%, 08/20/2041	99,730	89,626
Series 2013-88, Class WA, 4.65%, 06/20/2030 (a)	1,725	1,713
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $3,343,697)		3,138,179

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.8%	Par	Value

Federal Home Loan Mortgage Corp.
Pool C91251, 4.50%, 06/01/2029	$2,548	$2,513
Pool C91281, 4.50%, 12/01/2029	5,472	5,393
Pool C91295, 4.50%, 04/01/2030	3,024	2,979
Pool J14494, 4.00%, 02/01/2026	2,629	2,593
Pool J15974, 4.00%, 06/01/2026	1,021	1,006
Pool J17508, 3.00%, 12/01/2026	13,508	13,146
Pool ZT1361, 3.00%, 05/01/2047	206,887	182,923
Series 292, Class 150, Pool S2-0326, 1.50%, 11/15/2027	23,823	22,844
Federal National Mortgage Association
Pool 256045, 5.00%, 12/01/2025	1,813	1,801
Pool 257204, 5.50%, 05/01/2028	3,546	3,549
Pool AC3237, 5.00%, 10/01/2039	17,531	17,511
Pool AD0249, 5.50%, 04/01/2037	7,545	7,704
Pool BL5531, 2.33%, 01/01/2027	600,000	562,249
Pool BP3785, 2.00%, 03/01/2036	303,854	271,019
Pool BP6567, 3.00%, 08/01/2040	137,265	122,640
Pool FM2014, 3.00%, 11/01/2049	204,517	179,662
Pool FM5719, 3.00%, 06/01/2046	296,366	264,769
Pool MA0142, 4.00%, 08/01/2029	4,015	3,914
Pool MA0919, 3.50%, 12/01/2031	177,389	169,894
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,030,170)		1,838,109

SHORT-TERM INVESTMENTS – 17.8%	Shares

Money Market Funds – 16.3%
First American Government
Obligations Fund – Class X, 5.29%(c)	38,995,883	38,995,883

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2024

	Par	Value

U.S. Treasury Bills – 1.5%
5.31%, 04/04/2024(d)	$1,500,000	$1,499,351
5.28%, 05/23/2024(d)	1,300,000	1,290,155
5.22%, 09/05/2024(d)	800,000	782,158
		3,571,664
TOTAL SHORT-TERM INVESTMENTS
(Cost $42,567,683)		42,567,547
TOTAL INVESTMENTS – 98.5%
(Cost $236,711,653)		$236,009,804
Other Assets in Excess of Liabilities – 1.5%		3,724,568
TOTAL NET ASSETS – 100.0%		$239,734,372

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
REMICS – Real Estate Mortgage Investment Conduits
SA – Sociedad Anónima
SOFR – Secured Overnight Financing Rate
(a)	Variable or Floating Rate Security. The rate shown represents the rate at March 31, 2024.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified\institutional buyers. At March 31, 2024, the market value of these securities total $2,002,911 which represents 0.8% of total net assets.

(c)	The rate shown represents the Fund’s 7-day yield as of March 31, 2024.
(d)	The rate shown is the effective yield.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2024

Assets:
Investments in securities, at value (cost of $236,711,653)	$236,009,804
Receivables:
Securities sold	2,300,000
Dividends and interest	1,851,502
Prepaid expenses and other assets	4,679
Total assets	240,165,985

Liabilities:
Payables:
Distributions to shareholders	164,710
Fund shares redeemed	146,000
Administration and fund accounting fees	40,159
Advisory fee	30,561
Audit fees	20,586
Transfer agent fees and expenses	9,951
Custody fees	9,644
Legal fees	6,205
Reports to shareholders	1,727
Compliance fees	1,178
Other accrued expenses	892
Total liabilities	431,613

Net assets	$239,734,372

Net assets consist of:
Capital stock	$242,593,494
Total accumulated loss	(2,859,122)
Net assets	$239,734,372

Shares issued (Unlimited number of
beneficial interest authorized, $0.01 par value)	24,127,251
Net asset value, offering price and redemption price per share	$9.94

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment income:
Interest income	$13,411,492
Total investment income	13,411,492

Expenses:
Investment advisory fees (Note 4)	625,927
Administration and fund accounting fees (Note 4)	283,697
Transfer agent fees and expenses	68,377
Legal fees	31,925
Custody fees	29,484
Trustees’ fees and expenses	26,705
Audit fees	20,586
Compliance expense	12,353
Federal and state registration fees	7,867
Reports to shareholders	3,480
Other	15,468
Total expenses before waiver from advisor	1,125,869
Expense waiver from advisor (Note 4)	(250,371)
Net expenses	875,498
Net investment income	12,535,994

Realized and unrealized gain/(loss) on investments:
Net realized loss on investments	(15,607)
Net change in unrealized depreciation on investments	1,905,154
Net realized and unrealized gain on investments	1,889,547
Net increase in net assets resulting from operations	$14,425,541

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
Operations:
Net investment income	$12,535,994	$7,880,495
Net realized loss on investments	(15,607)	(1,323,232)
Net change in appreciation (depreciation)
on investments	1,905,154	(561,470)
Net increase in net assets
resulting from operations	14,425,541	5,995,793

Distributions:
Distributed earnings	(12,515,109)	(7,948,953)
Total distributions	(12,515,109)	(7,948,953)

Capital Share Transactions:
Proceeds from shares sold	70,174,447	141,747,323
Proceeds from shares issued to
holders in reinvestment of dividends	12,491,854	7,795,366
Cost of shares redeemed	(129,555,060)	(156,172,303)
Net decrease in net assets
from capital share transactions	(46,888,759)	(6,629,614)
Total decrease in net assets	(44,978,327)	(8,582,774)

Net Assets:
Beginning of year	284,712,699	293,295,473
End of year	$239,734,372	$284,712,699

Changes in Shares Outstanding:
Shares sold	7,092,094	14,383,621
Proceeds from shares issued to
holders in reinvestment of dividends	1,262,114	790,475
Shares redeemed	(13,099,504)	(15,830,667)
Net decrease in shares outstanding	(4,745,296)	(656,571)

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2024	2023	2022	2021	2020
Net Asset Value – Beginning of year	$9.86	$9.93	$10.05	$9.70	$9.97

Income from Investment Operations:
Net investment income[1]	0.50	0.27	0.04	0.09	0.24
Net realized and unrealized
gain (loss) on investments	0.16	0.00 [4]	(0.11)	0.35	(0.27)
Total from investment operations	0.66	0.27	(0.07)	0.44	(0.03)

Less Distributions:
Dividends from net investment income	(0.58)	(0.34)	(0.05)	(0.09)	(0.24)
Total distributions	(0.58)	(0.34)	(0.05)	(0.09)	(0.24)
Net Asset Value – End of Year	$9.94	$9.86	$9.93	$10.05	$9.70

Total Return[2]	5.97%	2.08%	(0.73)%	4.49%	(0.31)%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$239,734	$284,713	$293,295	$282,409	$347,755
Ratio of operating expenses
to average net assets[3]:
Before reimbursements	0.45%	0.43%	0.42%	0.41%	0.40%
After reimbursements	0.35%	0.33%	0.32%	0.31%	0.30%
Ratio of net investment income
to average net assets[3]:
Before reimbursements	4.91%	2.65%	0.35%	0.77%	2.33%
After reimbursements	5.01%	2.75%	0.45%	0.87%	2.43%
Portfolio turnover rate	50%	55%	43%	13%	30%

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

[3]	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 4).
[4]	The amount was less than (0.01) per share.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS
March 31, 2024

NOTE 1 – ORGANIZATION

The Pemberwick Fund (the “Pemberwick Fund” or the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a non-diversified series of the Trust. Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund, and J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Advisor”) serves as the sub-advisor to the Fund. Pemberwick and J.P. Morgan also served as the advisor and sub-advisor, respectively, to the Predecessor Fund. The investment objective of the Fund is to seek maximum current income that is consistent with liquidity and stability of principal.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The tax returns for the Fund for the prior three fiscal years are open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as tax expense on the Statement of Operations.  During the year ended March 31, 2024, the Fund did not incur any interest or penalties.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Gains and losses from paydowns on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund distributes substantially all of its net investment income, if any, which is declared daily as a dividend and paid monthly. Any net capital gain realized by the Fund will be distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2024 and through the date the financial statements were available to be issued, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and concluded that no additional disclosures are necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities: Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service, or if market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5.  Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight.  As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$169,283,151	$—	$169,283,151
U.S. Treasury Obligations	—	19,182,818	—	19,182,818
Collateralized
Mortgage Obligations	—	3,138,179	—	3,138,179
U.S. Government
Agency Obligations	—	1,838,109	—	1,838,109
Short-Term Investments	38,995,883	3,571,664	—	42,567,547
Total Investments
in Securities	$38,995,883	$197,013,921	$—	$236,009,804

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended March 31, 2024, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.25% from the Fund based upon the average daily net assets of the Fund. For the fiscal year ended March 31, 2024, the Fund incurred $625,927 in advisory fees. Advisory fees payable at March 31, 2024 for the Fund were $30,561. The Advisor has hired J.P. Morgan Investment Management Inc. as a sub-advisor to manage the U.S. Treasuries and agency debt portion of the Fund. The Advisor pays the Sub-Advisor fee for the Pemberwick Fund from its own assets and these fees are not an additional expense of the Fund.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

The Fund is responsible for its own operating expenses. The Advisor voluntarily waives 10 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation. For the fiscal year ended March 31, 2024, the Advisor voluntarily waived fees in the amount of $250,371. The fees waived by the Advisor are not subject to recoupment.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant, transfer agent and Chief Compliance Officer to the Fund. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. For the fiscal year ended March 31, 2024, the Fund incurred the following expenses for administration, fund accounting, transfer agency, compliance and custody fees:

Administration and fund accounting	$283,697
Custody	$29,484
Transfer agency	$68,377
Compliance	$12,353

At March 31, 2024, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees, compliance and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and fund accounting	$40,159
Custody	$9,644
Transfer agency	$9,951
Compliance	$1,178

Vigilant Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

Trustee Compensation: Each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives an annual retainer and meeting fees, plus reimbursement for travel and other meeting-related expenses.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal year ended March 31, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$5,311,311
Other	$104,843,974

Sales
U.S. Government Obligations	$7,092,121
Other	$154,834,499

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$236,753,774
Gross unrealized appreciation	617,053
Gross unrealized depreciation	(1,361,023)
Net unrealized depreciation	(743,970)
Undistributed ordinary income	165,147
Undistributed long-term capital gain	—
Total distributable earnings	165,147
Capital loss carry-forwards	(2,115,589)
Other accumulated gains/(losses)	(164,710)
Total accumulated earnings/(losses)	$(2,859,122)

At March 31, 2024, the Fund had short-term tax capital loss carryover of $758,941 with no expiration date and long-term capital loss carryover of $1,356,648 with no expiration date.

The tax character of distributions paid during the year ended March 31, 2024, and the year ended March 31, 2023 was as follows:

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
Ordinary income	$12,515,109	$7,948,953

NOTE 7 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

Credit Risk: Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially the opinion of a nationally recognized statistical rating organization (“NRSRO”) as to the credit quality of an issuer and may prove to be inaccurate.

Concentration Risk: By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.

Deflation Risk: Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Fixed Income Securities Risks: Fixed income securities are subject to the risk that the issuer may not make principal and interest payments when they are due. Fixed-income securities may be subject to credit, interest rate, call or prepayment, and extension risks.

Interest Rate Risk: The value of investments in fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Federal Reserve has increased short-term interest rates significantly in 2022 and 2023 in an effort to combat inflation, which may impact the value of the Fund’s fixed income securities.

Management Risk: The Advisor’s or Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Advisor and the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Market Risk: Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the current conflicts in the Middle East.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single Industry. As a result, a decline in the value of an investment in a single Industry could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Fund will still not invest more than 5% of total assets into a single issuer.

Call or Prepayment Risk: During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates. In times of declining interest rates, the Fund’s higher yielding securities may be prepaid offering less potential for gains, and the Fund may have to replace them with securities having a lower yield.

U.S. Government and U.S. Agency Obligations Risk: Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 8 – GUARANTEES AND INDEMNIFICATION

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2024

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. While no individual shareholder has a position which exceeds 25% of the voting securities of the Fund, as of March 31, 2024, investors who are affiliated with the Advisor, when aggregated, owned 100% of the voting securities of the Fund.

NOTE 10 – TAILORED SHAREHOLDER REPORTS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Pemberwick Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pemberwick Fund and
Board of Trustees of Manager Directed Portfolios

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pemberwick Fund, a series of Manager Directed Portfolios (the “Fund”), as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years in the two year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the years in the two‐year period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended March 31, 2022, and prior, were audited by other auditors whose report dated May 25, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 29, 2024

Pemberwick Fund

EXPENSE EXAMPLE
March 31, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pemberwick Fund

EXPENSE EXAMPLE (Continued)
March 31, 2024 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2023	3/31/2024	10/1/2023 – 3/31/2024
Actual
Total Fund	$1,000.00	$1,031.00	$1.83

Hypothetical (5% return
before expenses)
Total Fund	$1,000.00	$1,023.20	$1.82

(1)	Expenses are equal to the fund’s annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period).

Pemberwick Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On May 14, 2024, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period January 1, 2023 through December 31, 2023 (the “Report”). The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Pemberwick Fund

NOTICE TO SHAREHOLDERS
at March 31, 2024 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-893-4491 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-888-893-4491. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Part F of Form N-PORT is also available, upon request, by calling 1-888-893-4491.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-893-4491 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Pemberwick Fund 0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2024, was as follows:

Pemberwick Fund 0.00%

Pemberwick Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2024, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
	with the Trust		Complex	Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Past Five Years
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Chief Investment Officer and	9	None
(Born 1962)	Committee	Senior Portfolio Manager,
	Chairman, since	Mill Street Financial, LLC,
	April 2015	since April 2023; Senior
Portfolio Manager Affinity
Investment Advisors, LLC,
(2017 – 2023).

Scott Craven Jones	Trustee since	Managing Director, Carne	9	Trustee,
(Born 1962)	July 2016	Global Financial Services		Madison Funds,
	and Lead	(US) LLC (a provider of		since 2019
	Independent	independent governance and		(16 portfolios);
	Trustee since	distribution support for the		Trustee, XAI
	May 2017	asset management industry),		Octagon Floating
		since 2013; Managing Director,		Rate &
		Park Agency, Inc., since 2020.		Alternative
Income Term
Trust, since
2017; Trustee,
Madison
Covered Call
& Equity
Strategy Fund,
since 2021
(1 portfolio).

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
	with the Trust		Complex	Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Past Five Years
Lawrence T.	Trustee since	Senior Vice President and	9	None
Greenberg	July 2016	Chief Legal Officer, The Motley
(Born 1963)		Fool Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures LP,
since 2018; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel, Motley Fool
Asset Management, LLC
(2008 – 2018); Manager,
Motley Fool Wealth
Management, LLC
(2013 – 2018).

James R. Schoenike	Trustee since	Retired. Distribution Consultant	9	None
(Born 1959)	July 2016	(2018 – 2021); President and
CEO, Board of Managers,
Quasar Distributors, LLC
(2013 – 2018).

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire during the year in which a Trustee reaches the age of 75.
(2)	The Trust currently has nine active portfolios.

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Position(s) Held with
Name and	Trust and Length
Year of Birth	of Time Served(1)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski	President and Principal	Senior Vice President, U.S. Bancorp Fund
(Born 1980)	Executive Officer, since	Services, LLC, since 2006.
August 10, 2021

Ryan Frank	Treasurer, and	Vice President, U.S. Bancorp Fund Services, LLC,
(Born 1985)	Principal Financial	since 2008.
Officer, since
August 17, 2022

Colton W. Scarmardo	Assistant Treasurer,	Fund Administrator, U.S. Bancorp Fund Services,
(Born 1997)	since May 11, 2021	LLC, since 2019; Business Administration
Student, 2015 – 2019.
Ryan Pasowicz	Assistant Treasurer,	Fund Administration, Compliance and
(Born 1991)	since April 2024.	Administration, U.S. Bancorp Fund Services, LLC,
since 2016.

Jill Silver	Chief Compliance	Senior Vice President, U.S. Bancorp Fund Services,
(Born 1976)	Officer and Anti-Money	LLC, since August 2023; Vice President,
	Laundering Compliance	U.S. Bancorp Fund Services, LLC, 2022 – 2023;
	Officer, since	Compliance Director, Corebridge Financial Inc.
	January 1, 2023	(previously AIG), 2019 – 2022; Compliance
Manager, Corebridge Financial Inc., 2018 – 2019.

Amber Kopp	Secretary, since	Assistant Vice President, U.S. Bancorp Fund
(Born 1983)	September 15, 2023	Services, LLC, since 2023; Assistant General
Counsel, Corebridge Financial, Inc. (previously AIG)
2019 – 2020.

(1)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-878-5680.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Manager Directed Portfolios (the “Trust”) met on November 13, 2023 to consider the renewal of (i) the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Pemberwick Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Pemberwick Investment Advisors, LLC (“Pemberwick” or the “Adviser”) and (ii) the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Pemberwick and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”). The Trustees, all of whom are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), had previously met at a special meeting held on October 17, 2023 to discuss the renewal of the Advisory Agreement and the Sub-Advisory Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Advisory Agreement and the Sub-Advisory Agreement, a memorandum prepared by counsel to the Independent Trustees discussing factors relevant to the renewal of the Advisory Agreement and Sub-Advisory Agreement, comparative performance information, Pemberwick’s Form ADV and JPMIM’s Form ADV Part 1A, brochure and brochure supplements, due diligence materials provided by Pemberwick and JPMIM, including information regarding each firm’s compliance program, personnel and financial condition, profitability information, and other pertinent information. The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the sub-advisory fee payable by Pemberwick to JPMIM and comparative fee and expense information as reported by a third-party analytics firm.

The Trustees met with the officers of the Trust and legal counsel to discuss the information provided and also met in executive session with legal counsel to the Independent Trustees to review their duties in considering the Advisory Agreement and the Sub-Advisory Agreement and the information provided. The Trustees noted that they had met with representatives of Pemberwick in person earlier in the year to discuss the Fund’s investment strategy, the Fund’s performance, updates about each firm’s business and personnel and other matters. The Board took into account information reviewed periodically throughout the year regarding the services provided by Pemberwick and JPMIM, the performance of the Fund, trading services provided by each firm, Fund expenses, asset flows, compliance matters and other information deemed relevant.

Based on their evaluation of the information provided as part of the October and November meetings, as well as information provided over the course of the year, the Trustees approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement, each for an additional one-year term. Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Pemberwick in the management of the Fund, including portfolio management, research, trading,  compliance monitoring, investment strategy oversight, allocation of assets to JPMIM and oversight of JPMIM as the Fund’s sub-advisor. The Trustees also considered the nature, extent and quality of services provided by JPMIM, including portfolio management, research and trading for a portion of the Fund.  The Trustees considered the qualifications and experience of personnel at Pemberwick and JPMIM who are involved in the day-to-day activities of the Fund. The Board considered the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program.  The Board also considered its previous experience with Pemberwick and JPMIM providing investment management services to the Fund.  The Trustees considered the information provided by Pemberwick and JPMIM in response to the due diligence questionnaire and as part of the presentation by the Adviser earlier in the year. The Trustees concluded that the nature, extent and quality of services provided to the Fund by Pemberwick and JPMIM were appropriate and that the Fund was likely to continue to benefit from the services provided by the Adviser and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively.

2.	INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the one-year, three-year, five-year and ten-year periods ended June 30, 2023 on an absolute basis and in comparison to the Fund’s benchmark index, the Bloomberg 1-3 Year U.S. Government/Credit Index. The Board noted the Fund outperformed its benchmark for all periods. The Board also considered the performance of the sleeve of the Fund managed by JPMIM and noted that the performance of the sleeve outperformed the custom benchmark.

The Board noted that Pemberwick does not manage any accounts other than the Fund. The Trustees reviewed the performance of the sleeve of the Fund managed by JPMIM relative to JPMIM’s composites of other separately managed accounts managed with investment strategies similar to the Fund but did not consider the composite performance to be a material factor.

The Trustees concluded that the Fund’s performance was satisfactory and the Fund and its shareholders were likely to benefit from Pemberwick’s and JPMIM’s continued management.

3.	ADVISORY FEES AND EXPENSES

The Trustees considered Pemberwick’s advisory fee rate, related statistical information and the cost structure of the Fund relative to fee and expense comparisons against a peer group of funds constructed using Morningstar, Inc. data and presented by

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

Barrington Partners, an independent third-party analytics firm (the “Barrington Cohort”).  The Trustees noted that Pemberwick continues to voluntarily waive 0.10% of its management fee. The Trustees noted that the Fund’s contractual management fee of 0.25% was lower than the Barrington Cohort average.  The Trustees noted that the total net expense ratio for the Fund, after voluntary waivers, was lower than the Barrington Cohort average.

The Trustees concluded that the Fund’s expenses and the management fee paid to Pemberwick were fair and reasonable in light of the comparative expense and management fee information and the quality of the services provided to the Fund by Pemberwick.

The Trustees then considered the sub-advisory fee paid to JPMIM by Pemberwick for the services provided as the Fund’s sub-adviser, including Pemberwick’s discussion of the appropriateness of the sub-advisory fee and JPMIM’s discussion of its profitability from its relationship with the Fund. The Trustees concluded that the sub-advisory fee paid to JPMIM by Pemberwick was reasonable. The Trustees also noted that the sub-advisory fee is paid by Pemberwick, not the Fund.

4.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered Pemberwick’s and JPMIM’s financial statements and a profitability analysis prepared by Pemberwick based on the fees payable under the Advisory Agreement. The Trustees concluded that Pemberwick’s level of profitability from its relationship with the Fund was reasonable. The Trustees did not consider JPMIM’s profitability from its relationship with the Fund to be a material factor because the sub-advisory fee is paid by Pemberwick.

5.	ECONOMIES OF SCALE

The Trustees compared the Fund’s expenses relative to its cohort and Morningstar peer group and considered potential economies of scale. The Trustees noted that the Fund’s management fee did not contain any breakpoint reductions as the Fund’s assets grow in size but was already set at an extremely low level and that Pemberwick has historically voluntarily waived a portion of its management fee. The Trustees concluded that the Fund’s current fee structure represents an appropriate sharing of economies of scale with shareholders at the Fund’s current asset level.

Because the sub-advisory fees payable to JPMIM is not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

6.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

Based on the information presented, the Trustees did not consider any direct or indirect benefits that could be realized by Pemberwick and JPMIM from their association with the Fund to be material factors.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

CONCLUSION

In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement for an additional one-year term as being in the best interests of the Fund and its shareholders.

Pemberwick Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-893-4491.

Investment Advisor
Pemberwick Investment Advisors LLC
777 West Putnam Avenue
Greenwich, CT 06830

Distributor
Vigilant Distributors, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(888) 893-4491

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee. Gaylord B. Lyman and Scott C. Jones are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2024	FYE 3/31/2023
Audit Fees	$17,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

During the audit of the registrant’s financial statements, 100% of the hours were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.   Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*     /s/ Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date  6/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date  6/4/2024

By (Signature and Title)*    /s/ Ryan Frank
Ryan Frank,
Treasurer/Principal Financial Officer

Date  6/4/2024

* Print the name and title of each signing officer under his or her signature.